Real Estate - Amortization of Intangible Assets and Other Leasing Costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Schedule of amortization expense
Above and below market leases, net	$ (3,201)	$ (685)	$ 1,689
Tenant origination and absorption cost	69,502	55,464	59,046
Ground leasehold amortization (below market)	(52)	27	27
Other leasing costs amortization	$ 3,581	$ 3,557	$ 1,527